UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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EDTECHX HOLDINGS ACQUISITION CORP. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EDTECHX HOLDINGS ACQUISITION CORP. II
c/o IBIS Capital Limited

22 Soho Square
London, W1D 4NS United Kingdom

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 2, 2022

TO THE STOCKHOLDERS OF EDTECHX HOLDINGS ACQUISITION CORP. II:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of EdtechX Holdings Acquisition Corp. II (the “Company,” “we,” “us” or “our”) to be held at 1:30 p.m. EDT on June 2, 2022 virtually, at https://www.cstproxy.com/edtechxcorp/2022, for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend (the “Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from June 15, 2022 to December 15, 2022 (the “Extended Date”); and

●	a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/edtechxcorp/2022. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete an initial business combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

As described in the Company’s prospectus for its initial public offering (“IPO”), the charter originally provided that the Company had only until June 15, 2022 to complete a business combination. There will not be sufficient time before June 15, 2022 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date.

The Company’s board of directors has fixed the close of business on April 26, 2022 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. As of the record date, there are 11,500,000 shares of Class A Common Stock (the “public shares”) and 2,875,000 shares of Class B Common Stock (the “sponsor shares”) outstanding. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The holders of public shares may elect to have their public shares redeemed for their pro rata portion of the funds held in the trust account (calculated as of two business days prior to the special meeting) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights. The per share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) after taking into account taxes owed but not paid by such date was approximately $[10.15]. The closing price of the Company’s common stock on the record date was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] [more/less] than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved by June 15, 2022 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

After careful consideration of all relevant factors, the Company’s board of directors has determined that both of the proposals to be presented at the special meeting are fair to and in the best interests of the Company and its stockholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal and the Adjournment Proposal, and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

Thank you for your attention to this matter.

May [●], 2022	By Order of the Board of Directors

Benjamin Vedrenne-Cloquet
Chairman and Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting by submitting a ballot via the live webcast. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 2, 2022: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/edtechxcorp/2022.

EDTECHX HOLDINGS ACQUISITION CORP. II

c/o IBIS Capital Limited
22 Soho Square
London, W1D 4NS United Kingdom

TO THE STOCKHOLDERS OF EDTECHX HOLDINGS ACQUISITION CORP. II:
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 2, 2022

PRELIMINARY PROXY STATEMENT

This proxy statement and the accompanying form of proxy is furnished to stockholders of EdtechX Holdings Acquisition Corp. II (the “Company,” “we,” “us” or “our”) in connection with the solicitation of proxies by our board of directors for use in voting at our special meeting of stockholders (the “special meeting”) to be held at 1:30 p.m. EDT on June 2, 2022 virtually, at https://www.cstproxy.com/edtechxcorp/2022, for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend (the “Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from June 15, 2022 to December 15, 2022 (the “Extended Date”); and

●	a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal and the Adjournment Proposal are more fully described in this proxy statement.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/edtechxcorp/2022. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete an initial business combination. As described in the Company’s prospectus for its initial public offering (“IPO”), the charter originally provided that the Company had only until June 15, 2022 to complete an initial business combination. There will not be sufficient time before June 15, 2022 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. In the event that the Company enters into a definitive agreement for a business combination with a target business prior to the special meeting, the Company will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

The Company’s board of directors has fixed the close of business on April 26, 2022 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The holders of shares of Class A Common Stock issued in Company’s IPO (such shares being referred to as the “public shares”) may elect to have their public shares redeemed for their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Accordingly, if the Extension Amendment Proposal is approved, the amount remaining in the trust account may be only a small fraction of the approximately $117 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all. Additionally, if the Extension Amendment Proposal is approved, the Company’s warrants will remain outstanding in accordance with their existing terms.

If the Extension Amendment Proposal is not approved by June 15, 2022 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

IBIS Capital Sponsor II LLC and IBIS Sponsor II EdtechX LLC, limited liability companies affiliated with certain of the Company’s officers and directors (collectively, the “sponsors”), as well as our officers and directors, have waived their rights to participate in any liquidation distribution with respect to the 2,875,000 shares of Class B Common Stock. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is not approved and the Company liquidates, our sponsors have agreed that they will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.15 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The sponsors will not be responsible for such third party claims even if a trust account waiver executed by such third party is deemed to be unenforceable. Furthermore, they will not be liable to our public stockholders and instead will only have liability to us. There is no assurance, however, that they will be able to satisfy those obligations to us. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that the sponsors will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $[10.15], calculated as of the record date (which is expected to be the same approximate amount two business days before the special meeting) after taking into account taxes owed but not paid by such date. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than approximately $[10.15], due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The record date for the special meeting is April 26, 2022. Record holders of common stock of the Company at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 14,375,000 shares of common stock outstanding, including 11,500,000 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals described herein. Please read it carefully and vote your shares.

This proxy statement is dated May [●], 2022, and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?	A. The Company is a blank check company incorporated in Delaware on May 27, 2020. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. In December 2020, the Company consummated its IPO and a concurrent private placement of warrants and deposited an aggregate of $116,725,000 in the trust account. Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, June 15, 2022). As of the record date, there was approximately $117 million in the trust account.

The Company will be unable to complete an initial business combination by June 15, 2022. The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is therefore holding this special meeting.

Q. What is being voted on?

A. You are being asked to vote on two proposals:

●   a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Date — we refer to this proposal as the “Extension Amendment Proposal”; and

●   a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension — we refer to this proposal as the “Adjournment Proposal”.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $117 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all.

If the Extension Amendment Proposal is not approved by June 15, 2022 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and up to $100,000 of interest earned on the funds held in the trust account available to us for liquidation expenses.

Q. Why is the Company proposing the Extension Amendment Proposal?

A. The Company’s charter currently provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before June 15, 2022.

The Company will not be able to consummate an initial business combination by June 15, 2022. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete a business combination.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, the Company’s board of directors is proposing the Extension Amendment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to have your public shares redeemed for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Amendment Proposal?	A. The Company’s board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete a business combination until the Extended Date and to allow for the Redemption.

Given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination, inasmuch as the Company is also affording stockholders who wish to have their public shares redeemed for cash as originally contemplated the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q. Why is the Company proposing the Adjournment Proposal?	A. The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the special meeting to give the Company more time to seek approval of the Extension Amendment Proposal if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the special meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A. All of the Company’s directors, executive officers and their respective affiliates are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and Adjournment Proposal if presented.

The holders of the sponsor shares are not entitled to have such shares redeemed for cash in connection with the Extension. On the record date, the 2,875,000 sponsor shares represented 20% of the Company’s issued and outstanding common stock.

Neither the Company’s directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the date hereof. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement so long as they comply with all applicable securities laws. Any purchases made would be at prices no greater than the current redemption price of $[10.15] per share. Additionally, any shares purchased would not be voted in favor of the Extension and the holders would not be entitled to redemption rights with respect to such shares. We would file a Current Report on Form 8-K disclosing the material terms of any purchases made by any of the Company’s directors, executive officers or their respective affiliates, including the purchase price, the impact, if any, on the likelihood of approval of the Extension, the identities of the sellers of the shares if not purchased in the open market and the number of public shares that had been submitted for redemption at the time of such purchases.

There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, they may not be able to make any such purchases.

Q. What vote is required to adopt each proposal?

A. Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding 65% of the total shares of common stock outstanding on the record date.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal.

Q. What if I don’t want to vote for one or all of the proposals?	A. If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the stockholders who exercise their redemption rights.

Q. Will you seek any further extensions to consummate an initial business combination?	A. The Company may seek further extensions to consummate an initial business combination in the future.

Q. What happens if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved by June 15, 2022 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $100,000 of interest earned on the funds held in the trust account that is available to it, which it believes are sufficient for such purposes.

Q. If the Extension Amendment Proposal is approved, what happens next?	A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date.

The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and its units, common stock and warrants will remain publicly traded until the Extended Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage of Company shares held by the sponsors and the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my redemption rights if I vote against any subsequently proposed business combination?	A. Unless you elect to have your shares redeemed, you will be able to vote on any subsequently proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to vote against it and/or have your public shares redeemed upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting virtually by submitting a ballot at the special meeting live webcast. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company’s counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Extension Amendment Proposal. Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding 65% of the total shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Adjournment Proposal. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. Your broker, bank, or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank, or nominee cannot vote your shares with respect to “non-routine” proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank, or nominee may vote your shares with respect to such proposal without receiving your instructions.

The Extension Amendment Proposal is a non-routine proposal. Accordingly, your broker, bank, or nominee may not vote your shares with respect to these proposals unless you provide voting instructions.

Q. What is a quorum requirement?	A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding common stock on the record date are represented by stockholders present at the special meeting (including virtually) or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually by submitting a ballot at the special meeting live webcast. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?	A. Only holders of record of the Company’s common stock at the close of business on April 26, 2022 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 14,375,000 shares of common stock were outstanding and entitled to vote at the special meeting.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting by submitting a ballot at the live webcast or you may vote by proxy. Whether or not you plan to attend the special meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I attend the special meeting?

A. Due to health concerns stemming from the COVID-19 pandemic, the special meeting will be a virtual meeting. Any stockholder wishing to attend the special meeting must register in advance. To register for and attend the special meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners.    If you are a record holder and you wish to attend the special meeting, go to https://www.cstproxy.com/edtechxcorp/2022, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. You will need to log back into the meeting site using your control number immediately prior to the start of the special meeting. You must register before the meeting starts.

Beneficial Owners. Beneficial owners who wish to attend the special meeting must obtain a legal proxy from the shareholder of record and e-mail a copy of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the special meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the special meeting. Beneficial owners should contact Continental Stock Transfer & Trust Company on or before 5:00 p.m. Eastern Time on May 31, 2022.

Q. Does the board recommend voting for the approval of the proposals?	A. Yes. After careful consideration of the terms and conditions of the proposals, the board of directors of the Company has determined that the Extension Amendment Proposal and Adjournment Proposal are fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal if presented.

Q. What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?	A. The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of sponsor shares and warrants that will become worthless if the Extension Amendment Proposal is not approved and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers.”

Q. What if I object to the proposals? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Amendment Proposal.

Q. What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?	A. If the Extension Amendment Proposal is not approved by June 15, 2022 (whether on the scheduled date for the special meeting or at an adjourned meeting following approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.

Q. What happens to the Company’s warrants if the Extension Amendment Proposal is approved?	A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a business combination until the Extended Date or an earlier date if the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension. The warrants will remain outstanding in accordance with their terms during any extension period.

Q. What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A. If you are a holder of record of Company common stock, you may vote virtually at the special meeting by submitting a ballot during the live webcast or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I have my shares of common stock of the Company redeemed?	A. If the Extension Amendment Proposal is approved and the Extension is implemented, each public stockholder may seek to have his public shares redeemed for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights.

To demand redemption, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, no later than two business days prior to the vote for the Extension Amendment Proposal or deliver your shares to the transfer agent electronically no later than two business days prior to the vote for the Extension Amendment Proposal using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

EdtechX Holdings Acquisition Corp. II c/o IBIS Capital Limited 22 Soho Square London, W1D 4NS United Kingdom Attn: Benjamin Vedrenne-Cloquet Telephone: (44) 207 070 7080
or

Advantage Proxy, Inc. P.O. Box 13581 Des Moines, WA 98198 Attn: Karen Smith Toll Free Telephone: (877) 870-8565 Main Telephone: (206) 870-8565 E-mail: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account, and the Company’s ability to enter into a definitive agreement with any prospective target and consummate a business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

The Company is a blank check company incorporated in Delaware on May 27, 2020. The Company was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities.

In connection with our incorporation, in June 2020, the sponsors purchased an aggregate of 4,312,500 shares of our Class B Common Stock for an aggregate price of $25,000. In December 2020, the sponsors contributed an aggregate of 1,437,500 shares of Class B Common Stock to the Company for no consideration, resulting in a decrease in the total number of shares of Class B Common Stock outstanding to 2,875,000. Concurrent with our IPO, our sponsors contributed to our capital for no consideration an aggregate of 40,000 shares of Class B Common Stock and we issued in a private placement a like number of shares to MIHI LLC, an affiliate of Macquarie Capital (USA) Inc., one of the underwriters in the IPO.

On December 15, 2020, we consummated our IPO of 11,500,000 units, which included the full exercise by the underwriters of the IPO of their over-allotment option, with each unit consisting of one public share and one-half of one redeemable warrant, each whole warrant entitling the holder to purchase one public share at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $115,000,000.

Simultaneously with the consummation of the IPO, we consummated a private placement (the “private placement”) of 5,525,000 warrants (“private warrants”) at a price of $1.00 per private warrant, generating total proceeds of $5,525,000, to the sponsors and MIHI. The private warrants are identical to the warrants sold in the IPO, except that the private warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. The initial purchasers have agreed not to transfer, assign, or sell any of the securities purchased in the private placement, including the underlying shares of common stock (except to certain permitted transferees), until 30 days after the consummation of our initial business combination.

Following consummation of the IPO and the private placement, an aggregate of $116,725,000 was deposited in the trust account. As of the record date, the Company had approximately $117 million of cash in the trust account.

The mailing address of the Company’s principal executive office is c/o IBIS Capital Limited, 22 Soho Square, London, W1D 4NS, United Kingdom, and its telephone number is (44) 207 070 7080.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to have all or a portion of their public shares redeemed for their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

The per share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) after taking into account taxes owed but not paid by such date was approximately $[10.15]. The closing price of the Company’s common stock on the record date was $10.[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.[●] [more/less] than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Reasons for the Extension Amendment Proposal

The Company’s charter currently provides that the Company has until June 15, 2022 to complete a business combination. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. There will not be sufficient time before June 15, 2022 to allow the Company to consummate an initial business combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond June 15, 2022 to the Extended Date. The Company and its officers and directors agreed that it would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection with the amendment.

If the Extension Amendment Proposal is not Approved

If the Extension Amendment Proposal is not approved by June 15, 2022 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless if the Extension Amendment Proposal is not approved and the Company is wound up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $100,000 of interest earned on the funds held in the trust account available to us for such purposes.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company intends to continue to attempt to consummate a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock, and warrants will remain publicly traded during the extension period. The warrants will continue in existence in accordance with their terms.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event the proposed business combination is approved and completed or if the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $117 million that was in the trust account as of the record date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to have his, her or its public shares redeemed for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the special meeting. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights.

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. The requirement for physical or electronic delivery at least two business days prior to the vote at the special meeting ensures that a redeeming holder’s election is completed once the Extension Amendment Proposal is approved and the Extension is implemented. Accordingly, stockholders making the election will not be able to tender their shares after the date that is two business days prior to the vote at the special meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Shares that have not been tendered in accordance with these procedures at least two business days prior to the vote for the Extension Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting (or after the special meeting but prior to effectuation of the Extension with the Company’s consent) that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting (or after the special meeting but prior to effectuation of the Extension with the Company’s consent) not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the June 15, 2022 expiration date, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the meeting. As of the record date, after taking into account taxes owed but not paid by such date, this would amount to approximately $[10.15] per share (which is expected to be approximately the same amount as of two business days prior to the meeting). The closing price of the Company’s common stock on the record date was $10.[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.[●] [more/less] than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date.

If you exercise your redemption rights, you will be exchanging your shares of common stock of the Company for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your shares to the Company’s transfer agent two business days prior to the vote for the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the June 15, 2022 expiration date as described elsewhere herein.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

The Company is proposing the Adjournment Proposal to allow the Company to adjourn the special meeting to a later date or dates to give the Company more time to effectuate the Extension for whatever reason, including to provide additional time to seek approval of the Extension Amendment Proposal.

If the Adjournment Proposal is presented to the special meeting and is not approved by the stockholders, the Company may not be able to adjourn the special meeting to a later date or dates if necessary. In such event, the Extension may not be effectuated.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place. The special meeting of the Company’s stockholders will be held at 1:30 p.m., EDT on June 2, 2022, virtually at https://www.cstproxy.com/edtechxcorp/2022.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on April 26, 2022, the record date for the special meeting. At the close of business on the record date, there were 14,375,000 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the special meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the special meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this special meeting. The Company will pay that firm a $5,500 fee plus disbursements for such services at the closing of any proposed business combination.

Required Vote

Extension Amendment Proposal.  Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding 65% of the total shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Adjournment Proposal. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

The sponsors and all of the Company’s directors, executive officers and their affiliates, are expected to vote any shares of common stock owned by them in favor of the proposals. On the record date, the 2,875,000 sponsor shares represented 20% of the Company’s issued and outstanding common stock.

In addition, the sponsors and Company’s directors, executive officers, advisors, initial stockholders, and their respective affiliates may choose to buy shares of Company public shares in the open market and/or through negotiated private purchases so long as they comply with all applicable securities laws. Any purchases made would be at prices no greater than the current redemption price of $[10.15] per share. Additionally, any shares purchased would not be voted in favor of the Extension and the holders would not be entitled to redemption rights with respect to such shares. We would file a Current Report on Form 8-K disclosing the material terms of any purchases made by any of the Company’s directors, executive officers or their respective affiliates, including the purchase price, the impact, if any, on the likelihood of approval of the Extension, the identities of the sellers of the shares if not purchased in the open market and the number of public shares that had been submitted for redemption at the time of such purchases. There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, they may not be able to make any such purchases.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Extension Amendment Proposal is not approved and we do not consummate a business combination by June 15, 2022, the 2,875,000 sponsor shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the sponsors have waived liquidation rights with respect to such shares), as will the 5,525,000 private warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $5,525,000. Such shares of common stock and warrants had an aggregate market value of approximately $[●] million based on the last sale price of $[●] and $[●] of the common stock and warrants, respectively, on Nasdaq on the record date;

●	In connection with the IPO, the sponsors have agreed that if the Extension Amendment Proposal is not approved and the Company liquidates, they will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

●	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	If the Company requires additional funds to operate until consummation of a business combination, the Company’s officers and directors and their affiliates may loan such funds to the Company. If the Extension Amendment Proposal is not approved and a business combination is not consummated, any such loans will not be repaid; and

●	The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

Additionally, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our officers and directors; and

●	all our officers and directors as a group.

As of the record date, there were a total of 14,375,000 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the warrants included in the units offered in the IPO or the private units as such warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
Directors and Executive Officers
Benjamin Vedrenne-Cloquet (2)(3)	2,835,000	19.7%
Charles McIntyre (2)(3)	2,835,000	19.7%
Rory Henson (3)	-	-
Emma Davies (3)	-	-
Michael Longoni (3)	-	-
Paula Olson (3)	-	-
All officers and directors as a group (six individuals) (2)(3)	-	-
Other Five Percent Holders		%
IBIS Capital Sponsor II EdtechX LLC (2)	973,500	6.8%
IBIS Capital Sponsor II LLC (2)	1,861,500	12.9%
Basso Capital Management (4)	991,056	6.9%
Karpus Investment Management (5)	1,019,542	7.1%
Shaolin Capital Management LLC (6)	634,800	5.5%
Hudson Bay Capital Management LP (7)	693,788	6.0%

(1)	Unless otherwise noted, the business address of each of the beneficial owners listed above is c/o EdtechX Holdings Acquisition Corp. II, 22 Soho Square, London, W1D 4NS, United Kingdom.

(2)	Interests shown consist solely of Class B Common Stock.

(3)	Our Sponsors are the record holders of such shares. Each of Messrs. Vedrenne-Cloquet and McIntyre are the managing members of our Sponsors, and as such, each have voting and investment discretion with respect to the common stock held of record by our Sponsors and may be deemed to have shared beneficial ownership of the common stock held directly by our Sponsors. Each of our officers and directors hold a direct or indirect interest in our Sponsors. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)	According to a Schedule 13G/A filed with the SEC on February 11, 2022 by Basso SPAC Fund LLC (“Basso SPAC”), Basso Management, LLC (“Basso Management”), Basso Capital Management, L.P. (“BCM”), Basso GP, LLC (“Basso GP”) and Howard I. Fischer, the shares of Class A common stock reported are directly beneficially owned by Basso SPAC. Basso Management is the manager of Basso SPAC. BCM serves as the investment manager of Basso SPAC. Basso GP is the general partner of BCM. Mr. Fischer is the principal portfolio manager for Basso SPAC, the Chief Executive Officer and a Founding Managing Partner of BCM, and a member of each of Basso Management and Basso GP. Accordingly, each of Basso Management, BCM, Basso GP and Mr. Fischer may be deemed to indirectly beneficially own the shares reported. The address of each of the above entities and Mr. Fischer is 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902.

(5)	According to a Schedule 13G filed with the SEC on February 14, 2022 by Karpus Investment Management. The address of Karpus Investment Management is 183 Sully’s Trail, Pittsford, New York 14534.
(6)	According to a Schedule 13G filed with the SEC on February 10, 2022 by Shaolin Capital Management LLC. The address of Shaolin Capital Management LLC is 7610 NE 4th Court, Suite 104 Miami FL 33138.
(7)	According to a Schedule 13G filed with the SEC on February 2, 2022 by Hudson Bay Capital Management LP. The address of Hudson Bay Capital Management LP is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830. Hudson Bay Capital Management LP (“Investment Manager”) serves as the investment manager to HB Strategies LLC and Hudson Bay SPAC Master Fund LP, in whose name the securities listed are held. As such, the Investment Manager may be deemed to be the beneficial owner of all shares of Class A Common Stock held by HB Strategies LLC and Hudson Bay SPAC Master Fund LP. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will likely hold a special meeting of stockholders for the purpose of approving a proposed business combination and related matters, including the election of directors, at some point in the future. Accordingly, the Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual meeting following the completion of an initial business combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to nominate a person for election to our board of directors or present a matter of business to be considered, under the Company’s bylaws you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date.

If the Extension Amendment Proposal is not approved and the Company liquidates, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 22 Soho Square, London, W1D 4NS, United Kingdom.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

EdtechX Holdings Acquisition Corp. IIIBIS Capital Limited

22 Soho Square

London, W1D 4NS United Kingdom
Tel: (44) 207 070 7080

You may also contact the Company’s proxy solicitor, Advantage Proxy, Inc., at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than May 27, 2022.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
EDTECHX HOLDINGS ACQUISITION CORP. II

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of EDTECHX HOLDINGS ACQUISITION CORP. II (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is EdtechX Holdings Acquisition Corp. II

2.	The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 27, 2020, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 10, 2020.

3.	This Amendment to the Amended and Restated Certificate of Incorporation further amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.	This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock at a meeting of stockholders in accordance with ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware.

5.	Section A.3 of ARTICLE SIXTH is hereby deleted and replaced in its entirety as follows:

3.	“Termination Date” means December 15, 2022.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this 2nd day of June 2022.

Benjamin Vedrenne-Cloquet Chief Executive Officer

ANNEX A-1

PRELIMINARY PROXY

EDTECHX HOLDINGS ACQUISITION CORP. II
22 Soho Square
London, W1D 4NS United Kingdom

SPECIAL MEETING OF STOCKHOLDERS

JUNE 2, 2022

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

EDTECHX HOLDINGS ACQUISITION CORP. II

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 2, 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May [●], 2022, in connection with the special meeting to be held at 1:30 p.m. EDT on June 2, 2022 virtually, at https://www.cstproxy.com/edtechxcorp/2022, and hereby appoints Benjamin Vedrenne-Cloquet the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of EdtechX Holdings Acquisition Corp. II (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 2, 2022: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/edtechxcorp/2022.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to December 15, 2022.	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the special meeting to a later date or dates, if the Company determines that additional time is necessary to effectuate the Extension.	☐	☐	☐

Dated: _________________________ 2022

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.